The Bank of New York Lehman Brothers 2006 Financial Services Conference September 13, 2006 Exhibit 99.1

Cautionary Language
The forward looking statements presented today including, among other things, projections with respect to revenue and earnings growth and the Company’s plans and objectives are subject to risks and uncertainties that could cause actual results to differ materially from the projections. These include lower than expected performance or higher than expected costs in connection with acquisitions and integration of acquired businesses, the level of capital market activity, inaccuracies in management projections or market forecasts, the actions that management could take in response to these changes and other factors described in the SEC filings referred to below.
For additional detailed information, we refer you to the discussions under the heading “Forward Looking Statements” in the Company’s 2005 10-K and our
most recent 10-Q filed with the SEC.
The forward looking statements speak only as of September 13, 2006.  We will not update forward looking statements to reflect facts, assumptions, circumstances, or events which have changed after they were made.

The Bank of New York Introduction and Financial Review Thomas A. Renyi, Chairman and CEO September 13, 2006

4 Agenda Strategic Update Recent Accomplishments Near Term Priorities Long Term Outlook

5 Our Vision We strive to be the acknowledged global leader and preferred partner in helping our clients succeed in the world’s rapidly evolving financial markets.

Model focused on securities servicing and asset management
Emphasis on higher-growth, higher-margin businesses where we have scale, skill and competitive advantages
Improve corporate risk profile through reduced exposure to
credit portfolio
Deliver positive operating leverage
Generate attractive long-term returns for shareholders
Our Business Strategy

Transforming Our Business Model
0% 0% 0% 8% Asset-Based Lending
100%
100%
0%
15%
8%
77%
2005
2005
100%
100%
100%
100%
100%
100%
0% 0% 15% Credit Cards
0% 17% 19% Retail and Middle Market
8% 9% 7% Private Bank & Asset Mgmt.
92% 74% 51% Institutional Services
2005PF*
2005PF*
2000
2000
1995
1995 % of pre-tax income
*Reflecting transaction with JPM

23,500 staff (23% non-U.S.) 15,000 staff (4% non-U.S.)
$12 trillion in assets under custody $2.3T assets under custody
25% of revenues non-U.S. 12% of revenues non-U.S.
Operations centers in NY, London,
Brussels, Dublin, Singapore
Operations centers in NY, London
Servicing securities in >100 markets Servicing securities in 50 markets
Global enterprise in 30+ countries U.S.-focused business
Today 1995
Fully Transformed Global Profile

Market Leadership in Securities Servicing
Assets serviced
Loans outstanding
Average U.S. volume
Average U.S. volume
IBD relationships
Global debt issuance
Total programs
Assets under custody
Measure
Measure
15% 2
Exchange Traded Funds (ETFs)
15% 2
Securities Lending
58% 1
Collateral Management
50% 1
Government Security Clearance
20% 1
Correspondent Clearing
34% 1
Global Corporate Trust*
64% 1
Depositary Receipts
15% 1
Global Custody & Fund Services
Market
Market
Share
Share
Rank
Rank
Category
Category
*Reflecting transaction with JPM

Balanced Revenue Profile
* Pro Forma to reflect JPM Chase and BNY ConvergEx transactions
1% 1% Corporate & Other
0% 13% Retail / Middle Market
7% 6% Treasury Services
100%
100%
8%
22%
14%
36%
2005
2005
100%
100%
8% Private Bank & BNY Asset Mgmt.
19% Execution & Clearing
28% Issuer Services
37% Investor & Broker-Dealer Services
2005PF*
2005PF*

11 Benefits of Transformation Sharper focus Enhanced growth and profitability dynamics Improved risk profile Greater consistency in performance

The Bank of New York 1H06 Review Bruce W. Van Saun September 13, 2006

13 Priorities Financial Delivery on Performance Objectives Strategic Delivery on Capital Deployment

14 Financial – Delivering on Performance Objectives First Half 2006 Results Earnings Growth Continuing / Discontinued Operations Positive Operating Leverage Strong Capital Position

Delivering Revenue Growth
$5,605
$6,295
$6,865
2003 2004 2005
Total Revenue
Total Revenue
$ in Millions $ in Millions
$2,960
$3,324
$3,758
$3,359
6 mos.
2005
6 mos.
2006
6 mos.
2005
6 mos.
2006
Total Revenue
Total Revenue
$ in Millions $ in Millions
Continuing Operations
Adjusted*
* Adjusted combines continuing and discontinued operations.

Delivering Earnings Growth
$0.86
$0.98
$1.13
$1.00
6 mos.
2005
6 mos.
2006
6 mos.
2005
6 mos.
2006
EPS
EPS
$1.67
$1.88
$2.03
2003 2004 2005
EPS
EPS
Normalized* Normalized*
* Normalized EPS for 2003 reflects the exclusion of the GMAC settlement and merger & integration expenses related to the Pershing acquisition, which together reduced reported EPS by $0.15; normalized EPS for 2004 reflects the exclusion of certain revenue and expense items outlined in the Other 2004 Developments section of the 2004 10-K.
** Adjusted combines continuing and discontinued operations.
Continuing Operations
Adjusted**

Delivering Positive Operating Leverage
Continuing Operations Adjusted**
12.3% 9.8%
0.6%
0.8%
11.9% 9.5%
2.5%
2.4%
Revenue
Growth
Operating
Expense
Growth*
* Operating results exclude $12 million impact related to SFAS 123(R) and charges and accounting changes resulting from the JPMorgan Chase transaction.
** Adjusted combines continuing and discontinued operations.
1H 2006 vs. 1H 2005

18 Key Performance Drivers – First Half 2006 Depositary receipts Corporate trust Securities lending Foreign exchange Collateral management

Strategic - Delivering on Capital Deployment
Announced asset swap with JPMorgan Chase
Swap BNY retail and middle market for JPM corporate trust
Announced formation of BNY ConvergEx
Contribute execution services to new entity which also
acquires Eze Castle, a leading provider of order management
systems
GTCR, a private equity firm, provides new equity capital

Benefits of Transaction with JPMorgan Chase
Emphasizes higher-growth, higher-margin businesses
where we have scale, skill and competitive advantages
Improves corporate risk profile through reduced
exposure to credit portfolio
Expands global footprint – 15 incremental offices in
Europe, Asia and Latin America
Expanded presence in faster-growing structured
finance and CDO debt markets

Benefits of BNY ConvergEx Transaction
Repositions BNY’s Execution Services business
Link to leading trade order management provider
Strengthens product offering and enhances cross-sell potential
More efficient capital structure to support future investment
Allows BNY to withdraw capital
“Affiliate” structure and private equity sponsorship provide leverage benefits
Enhances overall growth profile and lessens exposure to equity market volumes

Focus on execution: meet performance objectives
Close, integrate, and realize ‘deal model’ benefits of
JPMorgan Chase swap and BNY ConvergEx
Balance sheet positioning
Capital planning
Priorities for the Second Half of 2006

JPM Swap Integration Meeting Expectations
Anticipate closing transaction at start of 4Q’06
Working closely with JPM to assure smooth transition
Performance of the businesses to date in line with the original deal model
On track to achieve estimated aggregate pre-tax cost savings of
$90 – $115 million
Focused on balance sheet positioning / opportunities

Balance Sheet Positioning
Impact of JPM Chase transaction
$7.8 billion consumer and middle market loans being divested
$14.5 billion retail deposits replaced with $12.3 billion corporate trust deposits
If no actions taken, would become more liability sensitive
Balance sheet restructuring
Executing over Q3 and Q4
Improved risk profile will provide greater earnings consistency and capital flexibility

Capital Planning Update
Will repurchase about 14 million shares at the close of the BNY
ConvergEx transaction
Net neutral impact to both EPS and capital ratios
Potential change in accounting for defined benefit pension plans would reduce capital by approximately $400 million in 4Q’06
Slightly higher balance sheet repositioning charge increases merger and integration charges by about $25 million to $125 -
$150 million after-tax

Capital Management
RWA/Total
TCE
Total
Tier 1
75.8%
5.07%
12.06%
7.96%
6/30/06 6/30/06
Actual Actual
70.8% 71.8%
5.00% 4.52%
12.25% 11.83%
8.25% 7.55%
12/31/07 12/31/07 12/31/06 12/31/06
Forecast* Forecast* Forecast* Forecast*
* Forecast at 12/31/06 reflects JPM swap, BNY ConvergEx transaction, and estimated pension accounting charge.  Forecast at 12/37/07 also includes estimated LILO accounting charge.

The Bank of New York Long-Term Outlook Thomas A. Renyi September 13, 2006

28 Capturing Growth Participating in growing segments of global capital markets Generating strong new business momentum Generate higher profitability through improved operating leverage

29 Six Major Growth Opportunities Collateral management Hedge fund services Exchange traded funds (ETFs) Registered Investment Advisors (RIAs) European investor services Depositary receipts

30 Long-Term Goals 16 – 18% ROE 200 – 300 bps Operating leverage growth contribution 10 – 15% EPS growth

31 Summary Sharper focus Enhanced growth and profitability dynamics Improved risk profile Greater consistency in performance

Appendix

Basis for Normalized EPS
Management has utilized certain adjustments to the 2004 and 2003 Income Statement of the Company
in order to produce supplemental data to more clearly identify trends in the business and to assess underlying performance.
In all cases the U.S. GAAP-based information is identified as the “Reported” data. The adjustments to the “Normalized” data (non-GAAP-based adjustments) are identified in this Appendix.
These adjustments stem from several items in 2004, which net out to 3¢ of EPS, principally for a legal reserve for the RW Leasing matter, although other line item adjustments are reflected in the supplemental data.
In addition, 2003 was affected by merger and integration charges related to the Pershing acquisition, and a settlement on the sale of a business to GMAC, which occurred in 1999.  Also Pershing was acquired on April 30, 2003, so that 2003 has only 8 months of Pershing performance.  This makes 2004 to 2003 comparisons extremely difficult, given the size of the Pershing acquisition.  Accordingly, the
Company has attempted to estimate full year performance in 2003 and reflected this in the 2003
Supplemental data.
The Company believes that providing supplemental non-GAAP financial information is useful to investors in understanding the underlying operational performance of the Company and its businesses and performance trends and, therefore, facilitates comparisons with the performance of other financial service companies.  Specifically, the Company believes that the adjustments and Pershing annualization permits a proximate evaluation and comparison of results for ongoing business operations, and the
Company’s management and Board of Directors have utilized this methodology in assessing 2004 results and in preparing the 2005 budget.  Although the Company believes that the non-GAAP financial measures presented in this report enhance investors’ understanding of the Company’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP.

4,074 (48) 4,122 Total
1,760 (38) 1,798 All Other
2,314 (10) 2,324 Salaries & Benefits
634 (70) 704 Banking Related/Other
317 - 317 Global Payment Services
364 - 364 FX & Other Trading
448 - 448 PCS & Asset Management
2,858 - 2,858 Total Fee Revenue
209 - 209 Broker-Dealer Services
582 - 582 Issuer Services
921 - 921 Investor Services
1,146 - 1,146 Execution and Clearing
$1.88 $0.03 $1.85 EPS
1,464 24 1,440 Net Income
772 13 759 Income Tax Expense
2,236 37 2,199 Pretax Income
4,074 (48) 4,122 Total Expense
22 7 15 Provision for Credit Losses
6,332 (4) 6,336
Total Revenue (before
prov.)
1,711 66 1,645 Net Interest Income
4,621 (70) 4,691 Noninterest Income
Reconciliation of Normalized EPS for 2004
Noninterest income adjustments – Banking
Related/Other includes a $48 million gain on sale of
a portion of the Company’s holdings of Wing Hang
Bank, $19 million of realized securities gains on
sponsor fund investments, and $3 million in income
related to gain on an aircraft lease residual.
Net interest income adjustments – Reported net
interest income was reduced by $66 million related
to SFAS 13 income adjustments on the Company’s
lease portfolio.
Expense adjustments –Salaries and benefits include
$10 million of severance tied to staff relocations.
All Other Expenses include a $30 million reserve
related to the possible settlement of the RW Leasing
matter, and an $8 million lease termination expense.
Income tax adjustments - In addition to the tax
impact of the aforementioned adjustments, income
tax expense was also increased by $50 million
related to an increase in the Company’s reserve for
its LILO tax exposure.
For a full description of these adjustments, refer to
the Company’s 8K filed January 19, 2005.
$ in Millions
2004
Reported
Non GAAP
Adjustments
2004
Normalized
Non GAAP

3,754 230 (174) 3,698 Total
1,632 110 (174) 1,696 All Other
2,122 120 - 2,002 Salaries & Benefits
576 7 - 569 Banking Related/Other
314 - - 314 Global Payment Services
344 17 - 327 FX & Other Trading
384 - - 384 PCS & Asset Management
2,628 216 - 2,412 Total Fee Revenue
175 - - 175 Broker-Dealer Services
522 - - 522 Issuer Services
830 - - 830 Investor Services
1,101 216 - 885 Execution and Clearing
$1.67 $0.00 $0.15 $1.52 EPS
1,297 31 109 1,157 Net Income
676 6 65 605 Income Tax Expense
1,973 385 (174) 1,762 Pretax Income
3,754 230 (174) 3,698 Total Expense
155 - - 155 Provision for Credit Losses
5,880 265 - 5,615 Total Revenue (before prov.)
1,635 26 - 1,609 Net Interest Income
4,245 239 - 4,006 Noninterest Income
Reconciliation of Normalized EPS for 2003
Expense adjustments – All Other Expense
includes $96 million of Pershing merger and
integration costs and $78 million in costs
related to the GMAC settlement, net of
reserves.
Pershing annualization – The Company
acquired Pershing on May 1, 2003.
Supplemental data is adjusted to approximate
results for the Company as if it had owned
Pershing for all of 2003. The Company
believes the economic conditions in the third
quarter of 2003 most closely resembled the
January – April 2003 period. Accordingly,
the Company used third quarter data to
estimate the January – April 2003 time
period.
$ in Millions
2003
Reported
Non GAAP
Adjustments
Pershing
Annualization
2003
Normalized
Non GAAP